UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 14, 2018 (September 12, 2018)

WESTINGHOUSE AIR BRAKE
TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other Jurisdiction of Incorporation)
033-90866 (Commission File No.)		25-1615902 (I.R.S. Employer Identification No.)

1001 Air Brake Avenue Wilmerding, Pennsylvania (Address of Principal Executive Offices)		15148 (Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.          Entry into a Material Definitive Agreement.

On September 14, 2018, Westinghouse Air Brake Technologies Corporation (the “Company”) completed a public offering and sale of (i) $500,000,000 aggregate principal amount of the Company’s Floating Rate Senior Notes due 2021 (the “floating rate notes”), (ii) $750,000,000 aggregate principal amount of the Company’s 4.150% Senior Notes due 2024 (the “2024 notes”) and (iii) $1,250,000,000 aggregate principal amount of the Company’s 4.700% Senior Notes due 2028 (the “2028 notes” and, together with the floating rate notes and the 2024 notes, the “notes”).  The offering and sale of the notes was made pursuant to the Company’s shelf registration statement (333-219657) (the “Registration Statement”) filed with the Securities and Exchange Commission.

The notes were issued pursuant to the Indenture, dated August 8, 2013 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated November 3, 2016 (the “Second Supplemental Indenture”), between the Company, the subsidiary guarantors party thereto, and the Trustee, and the Ninth Supplemental Indenture, dated September 14, 2018 (the “Ninth Supplemental Indenture” and, together with the Base Indenture and the Second Supplemental Indenture, the “Indenture”), between the Company, the subsidiary guarantors party thereto, and the Trustee.

The floating rate notes will bear interest at a floating rate equal to the three-month LIBOR (as defined in the Indenture) plus 1.05% per year and will be payable quarterly on March 15, June 15, September 15 and December 15, of each year, commencing December 15, 2018. The 2024 notes will bear interest at 4.150% per year and the 2028 notes will bear interest at 4.700% per year, in each case, payable semi-annually on March 15 and September 15 of each year, commencing March 15, 2019.  The interest rate payable on the notes will be subject to adjustment based on certain rating events.

The floating rate notes will mature on September 15, 2021; the 2024 notes will mature on March 15, 2024; and the 2028 notes will mature on September 15, 2028.

The Company may redeem the floating rate notes, in whole or in part, at any time on or after September 16, 2019 at a redemption price equal to 100% of the principal amount of the floating rate notes to be redeemed, plus accrued and unpaid interest to, but not including, the date of redemption.

The Company may redeem the 2024 notes at any time prior to February 15, 2024, in whole or in part, by paying a “make-whole” premium, as described in the Indenture.  At any time on or after February 15, 2024, the Company may redeem the 2024 notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2024 notes to be redeemed, plus accrued and unpaid interest to, but not including, the date of redemption.

The Company may redeem the 2028 notes at any time prior to June 15, 2028, in whole or in part, by paying a “make-whole” premium, as described in the Indenture.  At any time on or after June 15, 2028, the Company may redeem the 2028 notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2028 notes to be redeemed, plus accrued and unpaid interest to, but not including, the date of redemption.

All payments with respect to the notes will be fully and unconditionally guaranteed, jointly and severally, on an unsecured basis by each of the Company’s current and future subsidiaries that is a guarantor under the Company’s existing credit agreement or any other debt of the Company or any other guarantor.

If a change of control triggering event (as defined in the Indenture) occurs, the Company must make an offer to purchase the notes of each series at a price equal to 101% of their principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase.

In the event (i) the transactions giving effect to the proposed combination of the Company with General Electric Company’s transportation business (“GE Transportation”) have not closed by 5:00 p.m., New York City time, on August 20, 2019 (the “Special Mandatory Trigger Date”), or (ii) the Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 20, 2018, among the Company, GE, Transportation Systems Holdings Inc. (“SpinCo”) and Wabtec US Rail Holdings, Inc. (“Merger Sub”), and the Separation, Distribution and Sale Agreement (the “Separation Agreement”) among the Company, GE, SpinCo, and Wabtec US Rail, Inc. (the “Direct Sale Purchaser”) are terminated, other than in connection with the consummation of the transactions, at any time prior to the Special Mandatory Trigger Date, the Company will be required to redeem the notes of each series, in whole at a special mandatory redemption price equal to 101% of the principal amount of such notes, plus accrued and unpaid interest from the last date on which interest was paid or, if interest has not been paid, the issue date of such notes, to, but not including, the payment date of such special mandatory redemption.

The notes are subject to customary events of default, as set forth in the Indenture.  The notes are subject to covenants that limit the Company’s ability, and the ability of the Company’s restricted subsidiaries, to (i) incur, suffer to exist or guarantee any debt secured by certain liens, and (ii) enter into sale and leaseback transactions, in each case, subject to exceptions and qualifications, as set forth in the Indenture.

The notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with the Company’s other senior unsecured indebtedness outstanding from time to time. The notes will be effectively subordinated to the Company’s existing and future secured indebtedness to the extent of the assets securing that indebtedness and effectively subordinated to any existing and future indebtedness and other liabilities, including trade payables, of the Company’s subsidiaries that do not guarantee the notes.  The guarantees of the notes will be the senior unsecured obligations of each guarantor, ranking equally in right of payment with all existing and future unsecured and unsubordinated indebtedness of such guarantor.  The guarantees of the notes will be effectively subordinated to existing and future secured indebtedness of such guarantor to the extent of the value of any assets securing that indebtedness and effectively subordinated to the existing and future indebtedness and other liabilities of subsidiaries of such guarantor that do not guarantee the notes.

The foregoing is a summary of the material terms of the Indenture. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Indenture. The Base Indenture and the Second Supplemental Indenture were filed as Exhibits 4.1 and 4.4, respectively, to the Company’s Registration Statement, which are incorporated herein by reference. The Ninth Supplemental Indenture is attached hereto as Exhibit 4.3.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.          Other Events.

In connection with the public offering and sale of the notes, the Company is filing herewith the Underwriting Agreement and certain other items listed below as exhibits to this Current Report on Form 8-K, which are incorporated by reference into the Registration Statement.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated September 12, 2018, by and among the Company, the guarantors party thereto and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC.

4.1	Indenture, dated August 8, 2013, by and between the Company and the Trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement).

4.2
Second Supplemental Indenture, dated as of November 3, 2016, by and among the Company, the subsidiary guarantors named therein and the Trustee (incorporated herein by reference to Exhibit 4.4 to the Registration Statement).

4.3	Ninth Supplemental Indenture, dated September 14, 2018, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.4	Form of floating rate note (included in Exhibit 4.3).

4.5	Form of 2024 note (included in Exhibit 4.3).

4.6	Form of 2028 note (included in Exhibit 4.3).

4.7	Form of notation of guarantee (included in Exhibit 4.3).

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in exhibit 5.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Patrick D. Dugan
Patrick D. Dugan
Executive Vice President and Chief Financial Officer

Date: September 14, 2018